UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 7, 2010
GRANITE CONSTRUCTION INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-12911	77-0239383
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

585 West Beach Street
Watsonville, California 95076
(Address of principal executive offices) (Zip Code)

(831) 724-1011
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders
     On May 7, 2010, Granite Construction Incorporated (the “Company”) held its 2010 Annual Meeting of Shareholders in Seaside, California. The final results of voting on each of the matters submitted to a vote of the shareholders at the annual meeting are as follows:
     1. The election of four director nominees to serve for the ensuing three-year term and until their successors are elected and qualified:

				Broker
Nominee	For	Against	Abstain	Non-Votes

William G. Dorey	29,252,375	826,212	43,459	3,906,455
Rebecca A. McDonald	28,587,484	1,503,223	31,339	3,906,455
William H. Powell	29,146,002	925,705	50,339	3,906,455
Claes G. Bjork	29,270,559	779,871	71,616	3,906,455
     2. Approval of the Granite Construction Incorporated Employee Stock Purchase Plan and the reservation and issuance of up to 2,200,000 shares of the Company’s common stock under it. The plan provides a means for Granite employees to purchase shares of Granite’s common stock at reduced prices:

For	Against	Abstain	Broker Non-Votes

29,154,288	677,469	290,289	3,906,455
     3. Approval of the Granite Construction Incorporated Annual Incentive Plan. This plan replaces the short term cash component of the Corporate Incentive Plan and the Corporate and Division Incentive Plan and sets the performance goals and maximum award payable under the plan in order to preserve a federal income tax deduction which is eliminated unless annual compensation to Granite’s CEO and four most highly paid executive officers (other than the CEO and CFO) is paid on the attainment of certain performance-based goals:

For	Against	Abstain	Broker Non-Votes

29,071,057	722,319	328,670	3,906,455
     4. Approval of the Granite Construction Incorporated Long Term Incentive Plan. This plan replaces the long term stock-based component of the Corporate Incentive Plan and the Corporate and Division Incentive Plan and sets the performance goals and maximum award payable under the plan in order to preserve a federal income tax deduction which is eliminated unless annual compensation to Granite’s CEO and four most highly paid executive officers (other than the CEO and CFO) is paid on the attainment of certain performance-based goals:

For	Against	Abstain	Broker Non-Votes

28,988,199	818,956	314,891	3,906,455

     5. Ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2010:

For	Against	Abstain

32,970,448	1,015,791	42,262
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED
Date: May 11, 2010	By:	/s/ Michael Futch
Michael Futch
Vice President, General Counsel and Secretary

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